Exhibit 99.1

STATEMENTS OF OPERATIONS (Unaudited)

(In thousands except statistical data)	Three months ended June 30, 2007	Three months ended June 30, 2006	Six months ended June 30, 2007	Six months ended June 30, 2006
REVENUES
ROOM REVENUE	$30,260	$1,550	$51,064	$1,550
OTHER REVENUE	2,109	122	3,760	122

TOTAL REVENUES	$32,369	$1,672	$54,824	$1,672

EXPENSES
DIRECT OPERATING EXPENSE	$7,882	$431	$13,226	$431
OTHER HOTEL OPERATING EXPENSES	12,177	697	20,616	697
GENERAL AND ADMINISTRATIVE	975	680	1,650	745
DEPRECIATION	3,730	294	6,488	294
INTEREST, NET	(141)	(548)	295	(624)

TOTAL EXPENSES	$24,623	$1,554	$42,275	$1,543

NET INCOME	$7,746	$118	$12,549	$129

NET INCOME PER SHARE	$0.13	$0.01	$0.25	$0.02

FUNDS FROM OPERATIONS (A)
NET INCOME	$7,746	$118	$12,549	$129

DEPRECIATION OF REAL ESTATE OWNED	3,730	294	6,488	294

FUNDS FROM OPERATIONS	$11,476	$412	$19,037	$423

FFO PER SHARE	$0.20	$0.04	$0.38	$0.08
WEIGHTED-AVERAGE SHARES OUTSTANDING	58,847	9,347	49,886	5,175

OPERATING STATISTICS
OCCUPANCY	78%		76%
AVERAGE DAILY RATE	$120		$121
REVPAR	$94		$92
NUMBER OF HOTELS OWNED	36
DIVIDENDS PER SHARE	$0.22		$0.44

BALANCE SHEET HIGHLIGHTS (Unaudited)

(In thousands)	June 30, 2007	December 31, 2006
ASSETS
INVESTMENT IN REAL ESTATE, NET	$608,881	$347,092
CASH AND CASH EQUIVALENTS	322,626	44,604
OTHER ASSETS	23,920	18,190

TOTAL ASSETS	$955,427	$409,886

LIABILITIES AND SHAREHOLDERS’ EQUITY
NOTES PAYABLE	$88,184	$49,292
OTHER LIABILITIES	6,875	6,472

TOTAL LIABILITIES	95,059	55,764
TOTAL SHAREHOLDERS’ EQUITY	860,368	354,122

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$955,427	$409,886

(a) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles–GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. The company considers FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the company’s activities in accordance with GAAP. FFO is not necessarily indicative of cash available to fund cash needs.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at June 30, 2007 and the results of operations for the interim period ended June 30, 2007. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Seven, Inc. 2006 Annual Report.

APPLE REIT SEVEN

Portfolio of hotels

STATE / CITY	PROPERTY	UNITS
ALABAMA
Auburn	Hilton Garden Inn	101
Dothan	Fairfield Inn	63
Huntsville	Hilton Garden Inn	101
Huntsville	Homewood Suites	107
Montgomery	Hilton Garden Inn	97
Montgomery	Homewood Suites	91
Prattville	Courtyard	84
Troy	Hampton Inn	82
CALIFORNIA
Agoura Hills	Homewood Suites	126
Rancho Bernardo	Courtyard	210
Rancho Bernardo	Hilton Garden Inn	200
San Diego	Hampton Inn	177
San Diego	Residence Inn	121
COLORADO
Highlands Ranch	Hilton Garden Inn	128
Highlands Ranch	Residence Inn	117
FLORIDA
Lakeland	Courtyard	78
Miami	Homewood Suites	159
Sarasota	Homewood Suites	100
Tallabassee	Fairfield Inn	79
GEORGIA
Columbus	Fairfield Inn	79
Macon	Hilton Garden Inn	101
LOUISIANNA
New Orleans	Homewood Suites	166
MISSISSIPPI
Hattiesburg	Courtyard	84
Tupelo	Hampton Inn	96
NEBRASKA
Omaha	Courtyard	181
NEW JERSEY
Cranford	Homewood Suites	108
Mahwah	Homewood Suites	110
NEW YORK
Islip	Hilton Garden Inn	164
OHIO
Cincinnati	Homewood Suites	76
TENNESSEE
Memphis	Homewood Suites	140
TEXAS
Brownsville	Courtyard	90
Houston	Residence Inn	129
San Antonio	TownePlace Suites	106
Stafford	Homewood Suites	78
UTAH
Provo	Residence Inn	114
VIRGINIA
Alexandria	Courtyard	176
WASHINGTON
Seattle	Residence Inn	234
Vancouver	Springhill Suites	119

GLADE M. KNIGHT

DEAR SHAREHOLDER

During the second quarter of 2007, Apple REIT Seven, Inc. raised $451.6 million in gross proceeds, grew the portfolio by 12 hotels and enjoyed strong operations at the Company’s existing hotels. It was an exciting and busy three months of growth for the Company and I am pleased to announce that in July, we reached our goal of $1 billion total gross proceeds raised.

Our shareholders received $0.22 per share, representing an annualized eight percent return on an $11 share price, during the second quarter of 2007. The hotels within the portfolio achieved funds from operations (FFO) of $11.5 million, or $0.20 per share. FFO for the six-months ending June 30, 2007, was $19.0 million, or $0.38 per share.

The Apple REIT Seven portfolio currently includes 38 extended-stay and limited-service hotels with a combined total of 4,572 guestrooms strategically located in 16 states. Our most recent acquisitions span the United States, reaching promising markets and key locations for both business and leisure travelers, and reflect our alliance with the hotel industry’s most recognized brands, Marriott® and Hilton®. Acquisitions since the beginning of April include: a SpringHill Suites® by Marriott® in Vancouver, Washington: a Residence Inn® by Marriott® in Provo, Utah; a Residence Inn in downtown San Diego, California; a Hilton Garden Inn® in Macon. Georgia; a TownPlace Suites® by Marriott® near the San Antonio airport; a Courtyard® by Marriott® in Alexandria, Virginia; a Hampton Inn® in downtown San Diego, California; a Fairfield Inn® by Marriott® in Columbus, Georgia; a Fairfield Inn in Tallahassee, Florida; a Courtyard in Lakeland, Florida; a Courtyard in Prattville, Alabama, just outside of Montgomery; a Homewood Suites by Hilton® in Agoura Hills, California; a Homewood Suites in Memphis, Tennessee; and a Fairfield Inn in Dothan, Alabama.

Our portfolio of hotels performed very well during the second quarter of this year. Average daily rates (ADR) reached $120 during the three month period ending June 30, 2007 and $121 year-to-date. Paired with a stable occupancy average of 78 percent in the second quarter, ADR drove our revenue per available room to nearly $94. Industry analysts predict that ADR will remain strong throughout the remainder of 2007, resulting in continued RevPAR growth, despite stabilized occupancy levels.

Our second quarter of this year brought us a significant growth in total funds raised. As such, we are working diligently to make additional strategic acquisitions in the coming months and further grow the value of your investment. I look forward to sharing that news with you in future reports.

Sincerely,

Glade M. Knight
Chairman and Chief Executive Officer

This quarterly report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the availability and terms of financing; changes in national, regional and local economies and business conditions; competitors within the hotel industry; and the ability of the company to implement its acquisition strategy and operating strategy and to manage planned growth.

In addition, the timing and amounts of distributions to common shareholders are within the discretion of the company’s board of directors. Although the company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate; therefore, there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the company or any other person that the results or conditions described in such statements or the objectives and plans of the company will be achieved.

CORPORATE PROFILE

Apple REIT Seven, Inc. is a real estate investment trust (REIT) focused on the ownership of high-quality income-producing real estate. Our focus is to acquire high-quality properties that generate attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Homewood Suites by Hilton®, Hilton Garden Inn® and Hampton Inn® brands. As of the printing of this report, our portfolio consisted of 38 hotels with 4,572 guestrooms.

MISSION

Apple REIT Seven, Inc. is a premier investment company committed to providing maximum value for our shareholders.

CORPORATE HEADQUARTERS

814 East Main Street
Richmond, VA 23219
(804) 344-8121
(804) 344-8129 FAX

INVESTOR INFORMATION

For additional information, please contact:
Kelly Clarke, *Director, Investor Services*
804-727-6321 or KClarke@applereit.com

COVER: RESIDENCE INN • SEATTLE, WA
SHAREHOLDER LETTER:
HOMEWOOD SUITES • MILFORD, OH

The trademarks contained herein are registered trademarks. Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Residence Inn® by Marriott®, SpringHill Suites® by Marriott® and TownePlace Suites® by Marriott® are registered trademarks of Marriott International, Inc.

Hampton Inn®, Hilton Garden Inn® and Homewood Suites by Hilton® are registered trademarks of Hilton Hotels Corporation.

Apple REIT Seven